Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

THIS ADDENDUM (the “Addendum”) is made and shall be in effect from the last date of signature of the Parties below

BETWEEN:

1.	SPORTS INFORMATION SERVICES LIMITED, a company registered under the laws of Malta with company ID C 58381 whose registered office is at Level 3, Quantum House, Abate Rigord Street, Ta’Xbiex, XBX1120, (the “Supplier”); and

2.	CROWN GAMING INC., a company registered under the laws of Delaware, with principal offices at 222 Berkeley Street, 5th Floor, Boston, Massachusetts 02116 USA (the “Client”),

together the “Parties”, individually a “Party”.

BACKGROUND:

A.	Whereas the Supplier is a leading developer and B2B supplier of online and retail sports and events-based fixed-odds platforms;

B.	Whereas the Client operates sports and other betting games, through electronic, interactive and technological means (including the internet) and has the necessary licences to allow it to utilise the products and services supplied by the Supplier pursuant to the Agreement; and

C.	Whereas the Parties entered into an Agreement for the Provision of a Sports Betting Solution dated 20 June 2018 (as amended by addendums dated 25 July 2018, 12 November 2018, 22 August 2019 and 15 November 2019) in relation to the provision of a turnkey B2B sports betting service (as previously amended, hereafter the “Agreement”).

D.	The Parties now wish to further amend the terms and conditions of the Agreement as set out below.

OPERATIVE PROVISIONS:

1.	The Parties agree that:

1.1.	the definition of “Initial Period” in clause 1 shall be deleted in its entirety, and that the existing definition of “Termination Date” in clause 1 of the Agreement shall be replaced as follows:

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

“Termination Date” means 30 September 2021, unless this Agreement is terminated earlier as permitted hereunder. The Supplier agrees to grant reasonable extensions of the Termination Date on a Territory-by-Territory basis in the event that there is a delay in the Client’s planned migration to the Client Proprietary Technology that is primarily caused by the decision, action or inaction of a relevant Gaming Authority provided that: (i) the Client has used commercially reasonable endeavours to avoid the necessity for the grant by the Supplier of any relevant extension; (ii) the Client continues to pay any relevant Fees; and (iii) [***].

1.2.	a new definition of “Revocation Aggregate Cap” shall be inserted into clause 1 of the Agreement as follows:

“Revocation Aggregate Cap” means, with respect to all Territories collectively, a limit of [***] Revocation Notices that may be issued by the Client.

1.3.	a new definition of “Revocation Territory Cap” shall be inserted into clause 1 of the Agreement as follows:

“Revocation Territory Cap” means, with respect to the relevant Territory: (a) in the event that such Territory is the first Territory with respect to which the Client has issued a Revocation Notice, a limit of [***] Revocation Notices that may be issued by the Client, (b) in the event that such Territory is the second Territory with respect to which the Client has issued a Revocation Notice, a limit of [***] Revocation Notices that may be issued by the Client , or (c) a limit of [***] Revocation Notice that may be issued by the Client for all other Territories not covered by clauses (a) or (b) above.

1.4.	[***]

1.5.	a new definition of “Transferred Territory” shall be inserted into clause 1 of the Agreement as follows:

“Transferred Territory” means a Reserved Territory that is subject to the application of an Early Service Cessation Notice.

1.6.	[***]

1.7.	[***]

1.8.	[***]

1.9.	a new definition of “Reserved Territory” shall be inserted into clause 1 of the Agreement as follows:

“Reserved Territory” means Pennsylvania, New Jersey, New York, West Virginia, Iowa, Indiana, and New Hampshire.

and that the definitions in this paragraph 1 shall be included in clause 1 of the Agreement in alphabetical order.

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

2.	The Parties agree that the following language shall be deleted from clause 3.5 of the Agreement:

[***]

3.	The Parties agree that clause 4.1 of the Agreement shall be deleted and replaced with the following:

“4.1	Subject to Clause 4.4, the Client shall (and shall procure that its Affiliates shall): (a) use the Service in each Territory during the Term, except for any Territories for which an Early Service Cessation Notice is active; and (b) not use a service provided by a Third Party that is the same or similar to the Service (a “Third Party Service”) in each Territory during the Term, unless the Client experiences substantial difficulties with its planned migration to the Client Proprietary Technology. For the avoidance of doubt, the Client shall not operate the Service and the Client Proprietary Technology (or a Third Party Service, as permitted above) concurrently in a Territory, except that the Client may operate the Service and the Client Proprietary Technology (or a Third Party Service, as permitted above) concurrently to the extent reasonably necessary for the limited purposes of administering open bets placed prior to the Early Service Cessation Notice becoming active and testing by DraftKings employees, testing labs (e.g. GLI) and regulatory bodies, [***].”

4.	The Parties agree that clause 4.2 of the Agreement shall be deleted and replaced with the following:

“4.2	[RESERVED]

5.	The Parties agree that clause 4.3 of the Agreement shall be deleted and replaced with the following:

“4.3	[RESERVED]

6.	The Parties agree that clause 4.4 of the Agreement shall be deleted and replaced with the following:

“4.4	[***]

7.	The Parties agree that clause 11.1 of the Agreement shall be deleted and replaced with the following:

“11.1	[***]

8.	The Parties agree that clause 11.2 of the Agreement shall be deleted and replaced with the following:

“11.2	[RESERVED]

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

9.	The Parties agree that clause 11.3 of the Agreement shall be deleted and replaced with the following:

“11.3	[RESERVED]

10.	The Parties agree that clause 11.4 of the Agreement shall be deleted and replaced with the following:

“11.4	[RESERVED]

11.	The Parties agree that clause 11.8.2 of the Agreement shall be deleted and replaced with the following:

“11.8.2	the Parties shall cease all activities authorized by this Agreement immediately, save only for activities reasonably necessary to administer all open bets placed prior to the Termination Date for the period of time that is reasonably necessary to administer such bets, and the Parties agree to use reasonable endeavours to cooperate in the design and implementation of the processes and procedures necessary to administer such bets;”

12.	The Parties agree that clause 11.10 of the Agreement shall be deleted and replaced with the following:

“11.10	[RESERVED]

13.	[***]

14.	Notwithstanding anything to the contrary set forth in the Agreement:

14.1.	[***];

14.2.	the Supplier shall not be required to conduct any Territory Assessment after 29 January 2021, and any provision of Service in additional territories, and any designation of territories as New Territories, shall, from 30 January 2021, be subject to the mutual agreement of the Parties; and

14.3.	from the execution date of this Addendum and (a) where the Supplier is obligated under this Agreement to use “official” data in its provision of Service in a particular Territory, and/or (b) where the Client is obligated under Applicable Law to use “official” data for the Client’s Gaming Platform in a particular Territory and in the case of (a) and (b) the Supplier is not already using (or under contract to use) “official” data in its provision of service to another operator in such Territory, [***].

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

15.	The Parties agree that the last sentence of clause 3.5.2 of the Agreement shall be deleted and replaced with the following:

“If, following the Territory Assessment, the Supplier concludes that providing the Service in the relevant territory: (i) will require the Supplier to commit more than [***] the number of development hours to ensure a Service that is compliant with the final regulations adopted in the relevant territory relative to the average number of development hours that the Supplier has committed to achieve a Service that is compliant with the final regulations adopted in all other Territories, provided this clause (i) shall not apply in the event that the Supplier provides (or is under contract to provide) its sports betting services to another operator in the relevant territory; or (ii) is not expected to be profitable over the period of time commencing with the date of the relevant Territory Assessment and ending on 30 September 2021 (“Negative Profitability Assessment”), the Supplier shall notify the Client of that conclusion and its basis therefor [***].”

16.	The Supplier agrees to use reasonable endeavours to support and cooperate with the Client’s planned migration to the Client Proprietary Technology. The Supplier further agrees to use reasonable endeavours to support and cooperate with the Client regarding any migration proposed by one of the Supplier’s operators to the Client Proprietary Technology, but only in the event that the Supplier has reached an agreement with such operator regarding the Supplier’s support and cooperation with such migration that is acceptable to the Supplier in its sole and absolute discretion and the Supplier has provided the Client with written notice to that effect.

17.	The Client agrees to use reasonable endeavours to support and cooperate with the Supplier regarding any migration proposed by one of the Client’s operators to the Supplier’s service, but only in the event that the Client has reached an agreement with such operator regarding the Client’s support and cooperation with such migration that is acceptable to the Client in its sole and absolute discretion and the Client has provided the Supplier with written notice to that effect.

18.	[***]

19.	The Parties agree to add new clauses 3.11, 3.12, 3.13 and 3.14 to the Agreement, as follows:

“3.11.	The Client has implemented:

3.11.1.	measures to prevent the knowing, wilful and intentional modification of any software, code or program that:

3.11.1.1.	constituted an asset of SBTech prior to the business combination (the “Business Combination”) between an Affiliate of the Client and SBTech (a “Legacy SBTech Asset”), or

3.11.1.2.	constitutes an asset of the Client’s new business-to-business product vertical after the Business Combination (a “New B2B Asset”);

in each case above, where such modification:

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

3.11.1.3.	substantially emulates a novel component (or a novel implementation of a non-novel component) of an API of the Supplier (for the avoidance of doubt, and without limitation of the foregoing, if such component or implementation existed in the SBTech code base prior to the closing of the Business Combination, then it shall not be deemed to be a novel component or a novel implementation of a non-novel component), and is not:

(a)	minor; and

(b)	capable of remediation within 30 days of written notice of such modification (for the avoidance of doubt, and without limiting the possibility of other potential remediations, in the event that a substantial emulation of a novel component (or a novel implementation of a non-novel component) of an API of the Supplier is removed from the Legacy SBTech Asset and/or New B2B Asset, then such modification shall be deemed to have been remediated); and

3.11.2.	measures to prevent: 1) confidential data of the Supplier, and 2) pricing data of the Supplier from, in the case of each of 1) and 2), knowingly, wilfully and intentionally being directly or indirectly used by any software, code or program of the Client, except where such use is in accordance with the Agreement.

3.12.	The Client represents, warrants and undertakes that it shall:

3.12.1.	only use APIs of the Supplier in accordance with the rights set out in the Agreement; and

3.12.2.	cease use of all APIs of the Supplier on expiry of the Agreement.

3.13.	The Supplier has implemented:

3.13.1.	measures to prevent: 1) confidential data of the Client and its Affiliates, and 2) pricing data of the Client and its Affiliates from, in the case of each of 1) and 2), knowingly, wilfully and intentionally being directly or indirectly used by any software, code or program of the Supplier, except where such use is in accordance with the Agreement.

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

3.14.	In the event that a Party has reasonable grounds to suspect that the other Party has breached the terms and conditions of clause 3.11, 3.12 or 3.13 of the Agreement, [***] (a “Suspected Breach”), the Parties shall attempt in good faith to negotiate a resolution of the Suspected Breach within five (5) calendar days of the impacted Party notifying the other Party of the Suspected Breach in writing and such efforts shall involve the escalation of the Suspected Breach to a senior manager or director (or equivalent) of each Party. If the Suspected Breach cannot be resolved by the Parties pursuant to this clause 3.14, the impacted Party may commence an audit as described below in this clause 3.14. Notwithstanding anything to the contrary set forth in this Agreement, the Parties shall only be entitled to audit compliance with the terms and conditions of clauses 3.11, 3.12 and 3.13 of the Agreement pursuant to the terms and conditions of this clause 3.14. Following an unsuccessful escalation in accordance with this clause 3.14, the other Party shall allow a recognised firm of auditors with experience performing similar types of audits appointed by the impacted Party and approved by the other Party (such approval not to be unreasonably withheld) reasonable access during the Term to its and its Affiliates’ offices during normal business hours, and on receiving at least forty-eight (48) hours’ prior written notice from the impacted Party, to review and inspect its [***] as reasonably necessary to verify compliance with clauses 3.11, 3.12 and 3.13 of the Agreement with respect to the unresolved Suspected Breach (a “Clause 3.14 Audit”). The impacted Party shall ensure that all assets accessed, inspected or audited in relation to any Clause 3.14 Audit shall be treated as Confidential Information of the other Party, and the impacted Party agrees that the auditors shall perform a “blind audit” and not disclose any such assets to the impacted Party. The impacted Party shall be responsible for all reasonable costs howsoever arising in relation to both Parties in connection with any Clause 3.14 Audit, save where any such Clause 3.14 Audit reveals a material breach of clauses 3.11, 3.12 or 3.13 by the other Party, in which case the other Party shall reimburse the impacted Party for the costs of such Clause 3.14 Audit, provided the auditor submits to the other Party reasonable evidence of such material breach.”

MISCELLANEOUS:

20.	For the avoidance of doubt, this Addendum is supplemental to the Agreement. Except as expressly amended by this Addendum, the Agreement shall remain in full force and effect. Terms defined in the Agreement shall have the same meaning in this Addendum, unless otherwise provided by this Addendum.

21.	If any term of this Addendum is found by any court or body or authority of competent jurisdiction to be illegal, unlawful, void or unenforceable, such term will be enforced to the maximum extent permissible under the law, and this will not affect the remainder of this Addendum which will continue in full force and effect.

22.	This Addendum shall enter into force once it is signed by both Parties and shall continue in force until the expiration or earlier termination of the Agreement. This Addendum is a modification of the Agreement and not its replacement. Except as explicitly amended above in this Addendum, all terms and conditions of the Agreement shall continue in effect without any change.

23.	This Addendum and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales.

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

24.	In the event of any conflict or inconsistency between the terms and conditions of this Addendum and the terms and conditions of the Agreement, the terms and conditions of this Addendum shall control.

This Addendum may be executed in separate counterparts all of which when taken together constitute one and the same instrument.

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

SIGNATURE PAGE

	Supplier:	SPORTS INFORMATION SERVICES LIMITED

By:	Henry Dimech

Title:	Director

Date:	23.07.2020

Signature:	/s/ Henry Dimech

	Client:	CROWN GAMING INC.

By:	R. Stanton Dodge

Title:	Chief Legal Officer

Date:	23.07.2020

Signature:	/s/ R. Stanton Dodge